A Differentiated Model with
Sustainable Advantage
May 2009
Nasdaq: GLRE

We are a Cayman Islands specialty property and casualty reinsurer with a differentiated reinsurance and investment strategy
Greenlight Re Vision
■ Capitalize on inefficiencies in the traditional approach to reinsurance
■ Generate superior underwriting economics
■ Derive superior returns from both sides of the balance sheet
■ Maintain a highly skilled and focused team
■ Align long-term management and shareholder interests
■ Focus on long-term growth in book value per share

Greenlight Re Model
          Focus on downside on a deal-
 by-deal basis
      Fewer, bigger deals that are
 important to our clients and us
      Focus on deal economics
      Bottom-up approach to
 underwriting portfolio
      Portfolio is sum total of good
 opportunities
      Small team of highly skilled
 generalists
      Capital preservation on
    investment-by-investment basis
      Concentrate on best
   investment ideas
          Focus on business economics
          Bottom-up approach to
     investment selection
          Portfolio is sum total of good
   opportunities
          Small team of highly skilled
    generalists
Liability
Asset
DELIVER SUPERIOR LONG-TERM GROWTH IN BOOK VALUE
A fundamentally different, symmetric approach to the reinsurance business

Len Goldberg,
CEO
Bart Hedges,
President & CUO
Tim Courtis, CFO
Brendan Barry
SVP
Sherry Diaz
Controller
Kerry Berchem
General Counsel
(Partner, Akin Gump)
Faramarz Romer
Reporting and Compliance
Mandy Vodak-Marotta
Operations Manager
Rene Shortridge
Office Administrator
Parker Boone
VP
Claude Wagner
VP
Analyst
Open
Nadia Dilbert
Underwriting Assistant
Andie Welsch
VP
Isaac Espinoza
Analyst
Tom Curnock
VP
VP Actuary
Open

Underwriting Philosophy
                  Lead underwriter for majority of transactions
     Generalists with flexibility to look at a wide range of
    opportunities
     Rigorous modeling combined with practical underwriting
    experience
     Each contract stands on its own
     Incorporate risk-aversion into pricing
     Focus on transaction economics rather than on earnings or
     premium growth
     Cradle-to-grave underwriting and administration process

Casualty Excess Reinsurance
Combined Ratio
200%
180%
160%
140%
120%
100%
80%
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Accident Year
Current Estimate
Initial Estimate
Prior Yr Estimate

GREENLIGHT RE

Cyclical Opportunities
Source: National Association of Insurance Commissioners (NAIC) Annual Statement Database.

Investment Program
■ Deep value, long/short primarily equity with cyclical debt exposure
■ Historically approximately 80-100% long, 20-50% short
 ❑ Currently near the conservative end of the range
■ Above market returns with less volatility than the major
 stock indices over the last 13 years
■ Constraints on leverage, liquidity and concentration risks
■ Fees are 1.5 and 20 with a modified high water mark
■ YTD return through April is 11.1% net of all fees
■ As of April 30, 2009, the largest disclosed positions in our portfolio are Arkema, Criteria Caixa Corp, Ford Motor
 Company debt, gold, Helix Energy Solutions Group and
 URS Corp.

Compensation Framework
■ Align management and shareholders
■ Compensate for true increase in economic value, not for
 premium growth, GAAP accounting, irrational
 exuberance or “fully deploying capital”
■ Cash Bonus Program:
 ❑ Track economics of every contract individually
 ❑ No bonus when underwriting ROE less than Risk Free return
 ❑ Target Bonus when ROE = target ROE
 ❑ Uncapped upside when ROE in excess of target
 ❑ First bonus payment after three years with continuous roll-forward
■  So far, so good

Risk and Capital Management
■ 2008 premium to capital ratio of 0.3, anticipated
 to increase as portfolio develops
■ Low leverage play:
 ❑ No corporate debt
 ❑ Low premium-to-capital and reserve-to-capital
 ratios
 ❑ Frequency business orientation
■ CEO and CFO review reserves by account every
 quarter

130.0
110.0
90.0
70.0
50.0
30.0
10.0
(10.0)
(30.0)
(50.0)
(70.0)
(90.0)
(110.0)
(130.0)
Net Income
$18.00
$16.00
$14.00
$12.00
$10.00
BVPS
$10.40
$11.63
$14.27
$16.57
$13.55
14.25
$6.8
$26.3
$57.0
$35.3
$(120.9)
27.8
2004
2005
2006
2007
2008
2009
Net Income
Fully Diluted Book Value per Share

NA
NA
248.0
98.6%

80.0
92.2
605.6
110.0%

NA
NA
221.0
 99.0%
Book Value Growth
$ in millions
 Notes:
 1. The Composite Ratio is the ratio of underwriting losses incurred and acquisition costs, excluding internal expenses, to premiums earned.
 2. The Combined Ratio is the sum of the loss ratio, acquisition cost ratio and the internal expense ratio.
 3. 2004 and 2005 have been adjusted for principal outstanding on a promissory note which was fully repaid in 2006.
$ per share
 75.5
 109.6
 312.2
 105.9%
 Composite Ratio1
 Combined Ratio2
 Capital and Surplus3
 Invested Assets/Capital
7.9% CAGR in fully diluted book value per share since inception
 84.5
 96.5
 491.4
 118.5%
 94.1
 103.6
 520.5
 120.1%

Assumptions:

Earned Premium = 20% of capital
Invested Assets = 120% of capital

Investment Return (%)	Combined Ratio (%) 80.0	90.0	100.0	110.0	120.0
5.0	10	8	6	4	2
10.0	16	14	12	10	8
15.0	22	20	18	16	14
20.0	28	26	24	22	20
25.0	34	32	30	28	26

GREENLIGHT RE

Current ROE Sensitivity

Investment Return (%)	Combined Ratio (%) 80.0	90.0	100.0	110.0	120.0
5.0	24	16	9	1	(6)
10.0	33	25	18	10	3
15.0	41	34	26	19	11
20.0	50	43	35	28	20
25.0	59	51	44	36	29

GREENLIGHT RE

Hypothetical ROE Sensitivity
Assumptions:
Earned Premium = 75% of capital
Invested Assets = 175% of capital

Why Greenlight Re?
    Differentiated, symmetric approach
    Low leverage model with significant upside potential
    A- rating from A.M. Best with ability to invest 100% in
 equities
    Proven underwriting and investment capabilities
    Uniquely positioned for current market conditions
 = Sustainable Advantage